UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2013

StemGen, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware 0-21555 54-1812385

(State or Other Jurisdiction (Commission File No.) (I.R.S. Employer

of Incorporation) Identification No.)

6462 Little River Turnpike, Suite E, Alexandria, Virginia 22312

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 797-8111

AMASYS Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 5, 2013, Amasys Corporation (the “Company”) amended its Certificate of Incorporation (the “Amendment”). As a result of the Amendment, the Company’s corporate name changed from Amasys Corporation to StemGen, Inc and a reverse stock split was effectuated where all the outstanding shares of the Company’s common stock were exchanged at a ratio of one for eighty.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No. Description

3.1	Certificate of Amendment to Certificate of Incorporation dated January 22, 2013. Effective date February 5, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMASYS CORPORATION

DATE: February 8, 2013

By: /s/ C.W. Gilluly, Ed.D.

C.W. Gilluly, Ed.D.

President and Chief Executive Officer